                             DISTRIBUTION AGREEMENT

         Agreement made this 14th day of December, 2004, by and between
       Creative Enterprises International, Inc., a Nevada corporation with offices at 825 Lafayette Road, Bryn Mawr, PA 19010 (hereinafter the
        "SUPPLIER") and Big Geyser, Inc. a Delaware corporation with its principal place of business at 57-65 48th Street, Maspeth, New York,
                11378 (hereinafter the "DISTRIBUTOR"). RECITALS

     WHEREAS, the SUPPLIER is engaged in the business of producing, distributing and promoting the sale of beverages under trademarks owned or licensed by the
SUPPLIER; and

     WHEREAS, the SUPPLIER is in the business of establishing and maintaining a network for the effective distribution of its beverages; and

     WHEREAS, the DISTRIBUTOR wishes to market and sell the SUPPLIER'S beverages; and

     WHEREAS, the SUPPLIER is willing to grant the DISTRIBUTOR the opportunity to market and sell the SUPPLIER'S beverages.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1. TERRITORY. The SUPPLIER hereby grants to the DISTRIBUTOR (i) the sole, exclusive, nontransferable, and non-assignable right to market and sell within the territory described in Schedule A hereto (the "Territory") to all sales channels, all beverages sold under the trademarks listed in Schedule B
(hereinafter referred to as the "Products") and (ii) a royalty free, non-exclusive, nontransferable right to use the trademarks listed on Schedule B
(the "Trademarks")

in connection with its performance hereunder. However, all sales channels that do not accept direct store delivery (DSD) from any manufacturer will be excluded from DISTRIBUTOR'S exclusivity and SUPPLIER will be able to sell directly with those sales channels. An invasion fee [****] per case will be charged to
SUPPLIER by DISTRIBUTOR if SUPPLIER breaches this clause of the agreement.

                                                                 INITIALS /s/ LH
                                                                          ------

     2. TERM. This Agreement shall become effective on the date it is signed by both parties hereto and shall remain in effect for a term of five (5) years.
Thereafter, the Agreement shall be automatically renewable for successive terms of five (5) years unless either of the parties hereto notifies the other in writing and not less than ninety (90) days prior to such expiration of its intent not to renew. In the event that SUPPLIER elects not to renew the
Agreement beyond any expiration date, SUPPLIER will pay to DISTRIBUTOR as a Buy
Out Termination Payment as follows:

     (a). The termination payment shall be equal to the difference between
[****] multiplied by the total of the previous [****] depletions to the month ending prior to date of termination. The calculation shall be made using the
SUPPLIER and DISTRIBUTOR prices [****]

     (b). SUPPLIER shall be obligated to repurchase from DISTRIBUTOR all existing inventory at [****] handling fee per case which has not been sold prior to the effective date

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

of termination.

     (c). All payments hereunder shall be made by SUPPLIER to DISTRIBUTOR in cash within ten (10) days of the effective date of termination.

     (d). After the first year of sales DISTRIBUTOR AND SUPPLIER will mutually agree on a yearly performance level that both parties agree to.

INITIALS /s/ LH
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     3. PRICE. The SUPPLIER shall sell Product to the DISTRIBUTOR with prices delivered at Maspeth, New York. SUPPLIER prices [****] any direct store delivery (DSD) relationships that SUPPLIER may enter into to sell its products.
The SUPPLIER shall have the right to change prices at any time upon [****] days advance written notice to the DISTRIBUTOR, with such price changes becoming effective with orders received after the expiration of the [****] day notice period.

     4. PAYMENT TERMS. The DISTRIBUTOR shall pay for Product within thirty (30)
days of the date of receipt of SUPPLIER'S invoice. SUPPLIER agrees that the terms for payment of product shall be 2%-10 days net 30 days, SUPPLIER agrees to
[****] of any introductory (first 60 days) promotional programs and samples for the introduction of any Product. The sharing and payment of subsequent expenses for promotional programs and samples shall be made pursuant to the terms and conditions of

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

Schedule C annexed hereto.

     5. ORDERS. The SUPPLIER agrees to use its best effort, but makes no warranties or guaranties as to the promptness of delivery, to fill promptly the orders sent to the SUPPLIER by the DISTRIBUTOR. During busy times of the year when Products may not be available for immediate shipment, or when force majeure conditions exists, the SUPPLIER shall have the right to allocate deliveries at a level consistent with the prior course of dealing among the SUPPLIER and all of its licensees; and in such an event, any sales objectives for DISTRIBUTOR will be adjusted accordingly.

INITIALS /s/ LH
         ------

     6. COVENANTS OF THE DISTRIBUTOR. The DISTRIBUTOR agrees that the following covenants are material obligations of the DISTRIBUTOR:

          (a). The DISTRIBUTOR shall maintain an inventory of the Products at all times adequate to satisfy the anticipated demand for the Product.

          (b). The DISTRIBUTOR agrees to carry and sell a representative portion of the Products offered to DISTRIBUTOR by the SUPPLIER in Schedule B, which
Schedule B must be amended by the SUPPLIER from time to time to include any new products accepted by DISTRIBUTOR.

          (c). DISTRIBUTOR shall maintain complete records showing sales of
Products. Within fifteen (15) days of the last day of each month, DISTRIBUTOR shall make available to SUPPLIER sales data for the prior month.

          (d). The DISTRIBUTOR acknowledges that it can cause irreparable and incalculable harm to the SUPPLIER by shipping Products outside of the Territory and the DISTRIBUTOR shall not ship Product either directly or indirectly outside of the Territory granted to it under this Agreement. The DISTRIBUTOR agrees to abide by standard transshipment policies as SUPPLIER may adopt from time to time. Such policies may include, without limitation, the assessment of costs and penalties to the DISTRIBUTOR related to such policies or termination of the
Agreement. If the SUPPLIER is provided with information regarding transshipping by third parties in DISTRIBUTOR'S territory, the SUPPLIER will seek to identify the culpable party, and if found, seek to recover damages and, if damages are recovered, direct payment of same to DISTRIBUTOR.

INITIALS /s/ LH
         ------

     7. TRANSFER OF LICENSE. The license granted hereunder by the SUPPLIER is based on the SUPPLIER'S careful investigation of DISTRIBUTOR'S financial condition and the skill and knowledge of DISTRIBUTOR'S personnel in its business of distributing and selling Products with the Territory. The grant of the license hereunder is unique to DISTRIBUTOR, and may not be transferred, or in effect transferred, in whole or in part, whether by an independent agreement, acquisition by another party of DISTRIBUTOR'S capital stock or assets, a transaction resulting in a change in the

ownership or control of DISTRIBUTOR, or otherwise, unless prior to such transfer the SUPPLIER has expressly consented in writing thereto. Notwithstanding the foregoing, the ownership or control of DISTRIBUTOR may be transferred without prior notice to members of the immediate family of Irving Hershkowitz, even if
Irving Hershkowitz ceases to operate as the full time primary executive of
DISTRIBUTOR.

     8. TERMINATION BY SUPPLIER.

          (a). This Agreement may be terminated by the SUPPLIER immediately upon written notice upon the occurrence of any of the following events:

               (i). Dissolution or liquidation of the DISTRIBUTOR'S business, an assignment or attempted assignment by the DISTRIBUTOR for the benefit of creditors, the filing of a voluntary or involuntary petition for bankruptcy by or against DISTRIBUTOR, or the insolvency of DISTRIBUTOR.

INITIALS /s/ LH
         ------

               (ii). Fraud or willful misconduct of DISTRIBUTOR.

               (iii). Transfer of the license in violation of Section 7 hereof.

          (b). In the event of the DISTRIBUTOR'S failure to comply with any of its other obligations under this Agreement.

the SUPPLIER may issue a thirty (30) day Notice of Termination to DISTRIBUTOR, in writing, which notice shall allow to DISTRIBUTOR an opportunity to fully cure the deficiency and comply with the obligation cited in said notice without penalty, DISTRIBUTOR must so cure the deficiency within thirty (30) days of receipt of the date of said notice or the termination shall be effective upon the expiration of said thirty (30) day period.

     (c). In the event of the DISTRIBUTOR'S failure to make any monetary payment hereunder in accordance with the SUPPLIER'S payment requirements, the SUPPLIER may issue a thirty (30) day Notice of Termination to DISTRIBUTOR, in writing, which notice shall allow an opportunity to cure the deficiency and comply with the payment obligations hereunder with in thirty (30) days of the date of receipt of said notice. DISTRIBUTOR must cure within said thirty (30) days or the termination shall be effective upon the expiration of said thirty (30) day period.

INITIALS /s/ LH
         ------

     9. TERMINATION BY DISTRIBUTOR.

          (a). This Agreement may be terminated by the DISTRIBUTOR immediately upon written notice upon the occurrence of any of the following events:

               (i). Dissolution or liquidation of the SUPPLIER'S business, an assignment or attempted assignment by the SUPPLIER for the benefit of creditors, the filing of a voluntary or involuntary petition for bankruptcy by or against

SUPPLIER, or the insolvency of SUPPLIER.

               (ii). Fraud or willful misconduct of SUPPLIER.

               (iii). Failure to pay sums due the DISTRIBUTOR for promotional activities, samples, or any other reason, within thirty (30) days of properly documented requests for payment and within ten (10) days after written notice to cure. In this event DISTRIBUTOR shall have the right to offset amounts due to it, in payments to SUPPLIER,

               (iv). Elimination of products from Territory.

               (v). Sale or other transactions in the products directly or through another distributor to the distribution channels to which DISTRIBUTOR has been granted exclusivity, with the exception of those accounts specifically excluded from the Agreement, specifically all sales channels that do not accept direct stores deliveries(DSD).

               (vi). Failure to process and ship DISTRIBUTOR orders if
DISTRIBUTOR is not in default of its monetary obligations.

                                                                  INTIALS /s/ LH
                                                                          ------

               (vii). [****] to DISTRIBUTOR, without [****] to other
Distributors, unless mutually agreed to between the parties.

          (b). In the event of SUPPLIER'S default, it shall be considered termination without cause and cause buy out termination payment to DISTRIBUTOR, as described in paragraph

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

2(a).

     10. TERMINATION RIGHTS

          (a). In the event of termination, regardless of the reason,
DISTRIBUTOR will immediately cease the sale of the Products effective the termination date. The SUPPLIER shall repurchase from the DISTRIBUTOR all of the
DISTRIBUTOR'S inventory of product at the DISTRIBUTOR'S [****] handling fee per case, within thirty (30) days of the effective date of termination. SUPPLIER may not appoint any new DISTRIBUTOR until the termination date.

          (b). Subject to the terms in this Agreement, the SUPPLIER may have the right to set off and apply any and all amounts owned to it by DISTRIBUTOR, which are not disputed by DISTRIBUTOR, against any of the SUPPLIER'S obligations to
DISTRIBUTOR upon termination or expiration of this Agreement.

                                                                 INITIALS /s/ LH
                                                                          ------

     11. TRADEMARK. The DISTRIBUTOR shall use the Trademarks in marketing, advertising and promoting the sale of the Products only in accordance with the policies of the SUPPLIER regarding the use of Trademarks. Any use by DISTRIBUTOR of advertising, sales or promotional materials shall be subject to the
SUPPLIER'S prior approval. The right to use the Trademarks shall cease and terminate upon the effective date of termination

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

of this Agreement. The Trademarks shall remain the sole and exclusive property of the SUPPLIER. DISTRIBUTOR acknowledges that nothing contained shall give
DISTRIBUTOR any right or interest in any other Trademarks or any trademark, tradename, sign, symbol, emblem, device, trade style or slogan used by or at the direction of the SUPPLIER upon or in relation to the Products. DISTRIBUTOR covenants not to do or permit to be done any act calculated to prejudice, affect, impair or destroy the title and/or interest of the SUPPLIER in and to the Trademarks. If it shall come to the attention of DISTRIBUTOR that any person, firm or corporation is infringing any Trademark, DISTRIBUTOR will promptly notify the SUPPLIER and cooperate fully with the SUPPLIER in the defense and protection of the Trademarks. All use of the Trademarks by
DISTRIBUTOR under this Agreement shall inure to the exclusive benefit of the
SUPPLIER.

     In the event that any action, suit or proceeding is commenced against
DISTRIBUTOR concerning DISTRIBUTOR'S use of the Trademarks, DISTRIBUTOR shall promptly give notice thereof to the SUPPLIER.

                                                                 INITIALS /s/ LH
                                                                          ------

The SUPPLIER agrees to indemnify and hold DISTRIBUTOR harmless from and against any and all liability and legal costs (including reasonable attorneys' fees)
arising out of any claim or action by another party with respect to
DISTRIBUTOR'S use of

the Trademarks. DISTRIBUTOR shall not enter into any settlement of any indemnified claim without the SUPPLIER'S consent.

     12. SUB-DISTRIBUTORS. DISTRIBUTOR may appoint sub-distributors in furtherance of its obligations under this Agreement to service the Territory.
Notwithstanding any appointment, DISTRIBUTOR'S obligation under the terms of this Agreement will not be thereby altered and DISTRIBUTOR shall be responsible for the conduct of all of its sub-distributors. In the event this Agreement is terminated, any and all sub-distributor agreements shall be automatically terminated as to SUPPLIER'S Product only. No sub-distributor is intended as a third-party beneficiary of this Agreement. Any agreement or arrangement between
DISTRIBUTOR and any of its sub-distributors which purports to grant to sub-distributor(s) rights in excess of those granted by the SUPPLIER to the
DISTRIBUTOR will remain the sole responsibility of DISTRIBUTOR.

The DISTRIBUTOR shall provide to each of its sub-distributors adequate supervision and support to promote the Products including, but not limited to, providing information regarding new products, promotional program participation, periodic sales meetings and point of sale materials.

INITIALS /s/ LH
         ------

     13. TRANSHIPPING POLICY BY SUPPLIER. SUPPLIER agrees to institute a transshipping policy which will apply to all distributors as follows:

          (a). If any Distributor is proven to sell,

distribute, or has sold or distributed SUPPLIER'S Products in any DISTRIBUTOR'S exclusive territory, SUPPLIER, in addition to all other remedies available for such breach, shall pay to the DISTRIBUTOR [****] per case for each case of product sold or distributed in the Territory.

          (b). Any second occurrence, SUPPLIER shall pay [****] per case to
DISTRIBUTOR.

          (c). All subsequent occurrences shall require SUPPLIER to pay
DISTRIBUTOR [****] per case.

          (d). The above penalties shall apply to any improper distribution by
SUPPLIER or any subdivision thereof, its successors and/or assigns.

          (e). DTSTRIBUTOR agrees that it will not sell the Products directly or indirectly to customers located outside the territory, nor to any customers located within the territory which they have reasonable belief that they will sell outside the territory. SUPPLIER may terminate this agreement for cause if
DISTRIBUTOR sells or distributes Products outside of the territory, and SUPPLIER shall be free thereafter to appoint another distributor in the territory.

          (f). In addition to all other remedies available for such a breach,
DISTRIBUTOR will pay [****] per case sold for the first occurrence, [****] per case on the second occurrence, and [****] per case on all subsequent occurrences.

     14. GOVERNING LAW AND VENUE. The enforceability and performance of this
Agreement and any disputes between the

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

parties to this Agreement shall be governed exclusively by the procedural and substantive laws of the State of New York which shall be the exclusive venue for resolution of disputes hereunder.

     15. DISPUTE RESOLUTION. Any dispute between the parties to this Agreement shall be settled by arbitration before the American Arbitration Association
("AAA") in New York, New York pursuant to the Commercial Rules of the American
Arbitration Association, and the unsuccessful party Shall be responsible for all arbitration costs including reasonable attorneys' fees for both parties resulting from said arbitration.

                                                                 INITIALS /s/ LH
                                                                          ------

Any arbitrator(s) selected to resolve the dispute shall be bound exclusively by the laws of the State of New York.

     In an attempt to facilitate expedient and economical resolution of any dispute or controversy, the SUPPLIER and DISTRIBUTOR agree to engage, in good faith, in mediation conducted under the auspices of the AAA in New York City prior to commencing any arbitration.

     16. ASSIGNMENT. The DISTRIBUTOR reserves the right to assign this Agreement to a related corporation or other related business entity.

     17. INDEMNIFICATION BY THE SUPPLIER. The SUPPLIER shall indemnify and hold the DISTRIBUTOR harmless against and from any and all claims made by third parties against the DISTRIBUTOR

based upon, arising out of, or in any way related to: (1) the preparation, manufacturing and bottling of the Products, (2) the storage, warehousing and sale of the Products by the SUPPLIER, (3) the conduct of the SUPPLIER'S business, (4) the SUPPLIER'S ownership or possession of property, (5) any negligent act, misfeasance or nonfeasance by the SUPPLIER or any of its agents, servants, or employees, and (6) any and all fees, coat and expenses, including without limitation, reasonable attorneys' fees incurred by or on behalf of the
DISTRIBUTOR in the investigation of or defense against any and all of the foregoing claims. The DISTRIBUTOR shall provide the SUPPLIER prompt notice of receipt of any such claim and the DISTRIBUTOR shall not settle any such claim without the SUPPLIER'S prior knowledge and consent.

                                                                 INITIALS /s/ LH
                                                                          ------

     18. INDEMNIFICATION BY DISTRIBUTOR. The DISTRIBUTOR shall indemnify and hold the SUPPLIER harmless against and from any and all claims made by third parties against the SUPPLIER based upon, arising out of, or in any way related to: (1) the storage, warehousing and sale of the Products by the DISTRIBUTOR,
(2) the conduct of the DISTRIBUTOR'S business, (3) the DISTRIBUTOR'S ownership or possession of property, (4) any negligent act, misfeasance or nonfeasance by the DISTRIBUTOR or any of its agents, servants, or employees, and (5) any and all fees, cost and expenses, including without limitation, reasonable attorneys'
fees incurred by or on behalf of the SUPPLIER in the

investigation of or defense against any and all of the foregoing claims.
However, upon notice to the SUPPLIER that the DISTRIBUTOR has assumed the defense of any legal action or proceeding, the DISTRIBUTOR shall not be liable to the SUPPLIER for any legal or other expenses subsequently incurred by the
SUPPLIER in connection with the defense thereof. The SUPPLIER shall provide the DISTRIBUTOR prompt notice of receipt of any such claim and the SUPPLIER shall not settle any such claim without the DISTRIBUTOR'S prior knowledge and consent.

     19. INSURANCE. Both parties shall maintain for the benefit of each other comprehensive general liability insurance, including contractual liability with respect to the indemnity obligations set forth herein. The insurance shall be maintained with limits of not less than $2,000,000 bodily injury per occurrence and $50,000 property damage per occurrence (or $2,000,000 combined single limit per occurrence bodily injury and property damage).

                                                                 INITIALS /s/ LH
                                                                          ------

     Both parties agree to provide certificates of insurance to each other within thirty (30) days of executing this Agreement. The certificates shall provide that the insurance afforded applies as primary coverage, and that the coverage afforded under the policy will not be canceled or changed to reduce or restrict the coverage until after at least thirty (30) days prior written notice has been given by one party to the other.

     20. NOTICES. All notices given by either party to the other must be in writing and shall be effective when received, and must be transmitted by certified mail, or overnight courier such as Federal Express. Notices to each party shall be addressed to its principal place of business shown above or any other address which party specifies by written notice to the other.

     21. NO AGENCY. The DISTRIBUTOR and the SUPPLIER are independent principals and not an agent, employee, partner or joint venture of the other in the performance of this Agreement, and neither of them nor their agents or employees shall in any way act, or undertake to act, on behalf of, or hold itself out as, the agent of the other party without the express written consent of such other party.

                                                                 INITIALS /s/ LH
                                                                          ------

     22. NO FRANCHISE. DISTRIBUTOR acknowledges that it has not and will not pay any fee to SUPPLIER, directly or indirectly, in collection with this
Agreement, or any prior agreement, and DISTRIBUTOR shall not be considered or deemed a "franchise" of the SUPPLIER for any purpose whatsoever. This
Agreement does not contemplate and does not require DISTRIBUTOR to establish or maintain a fixed place of business for the sale of the SUPPLIER'S Product.

     23. FORCE MAJEURE. Neither the SUPPLIER nor DISTRIBUTOR shall be liable to the other for any failure to comply with any of the terms of this Agreement to the extent that any such

failure is caused, directly or indirectly, by fire, strike, union disturbance, injunction or other labor problems, war (whether or not declared), riots, insurrection, government restrictions or other government acts, or other causes beyond the control of or without fault on the part of either the SUPPLIER or
DISTRIBUTOR. However, DISTRIBUTOR shall continue to be obligated to pay when due to the SUPPLIER any and all amounts which it shall have become duly obligated to pay in accordance with the terms of this Agreement. Upon the occurrence of any event of the type referred to in this Section, the party affected thereby shall give prompt notice thereof to the other party, together with a description of such event and the duration for which such party expects its ability to comply with the provisions of this Agreement to be affected thereby.

                                                                 INITIALS /s/ LH
                                                                          ------

     24. ENTIRE AGREEMENT. This Agreement constitutes the complete and entire agreement between the parties with respect to the subject matter thereof and supersedes all prior or contemporaneous written or oral agreements, representations, and understandings of or by either party with respect to such subject matter.

     25. NO ORAL MODIFICATION. No change, supplement, modification, alteration or amendment of this Agreement shall be binding unless set forth in writing and signed by the parties.

     This Agreement shall not be changed, supplemented, modified, altered, extended or amended by the course of dealing of either or both of the parties, or by trade usage or by any other event, except as specifically set forth herein.

     26. ENFORCEABILITY. In the event any portion of any of the provisions of this Agreement are unenforceable or invalid, such unenforceable or invalid portion of said provision shall be deemed severed from this Agreement and shall not impair the enforceability of the balance of this Agreement.

                                                                 INITIALS /s/ LH
                                                                          ------

     27. NON-WAIVER. No waiver by either party at any time, or with respect to any right, condition or requirement contained in this Agreement shall be deemed a waiver at any other time or with respect to any other right, condition or requirement. No conduct shall give rise to any estoppels to exercise any present or future right to terminate this Agreement. No waiver shall be valid unless in writing and signed by the waiving party, and the non-waiving party's obligation with respect to future performance of all other terms, covenants and conditions shall continue in full force and effect.

     28. CAPTIONS. The captions contained in this Agreement are inserted for the sole purpose of convenience and do not define, describe, extend or limit the scope or the intent of this Agreement or any terms hereof.

     29. BINDING EFFECT. This Agreement shall be legally binding on the parties hereto and their successors and assigns.

     IN WITNESS WHEREOF, the parties have made this Agreement the day and year first above written.

                                        SUPPLIER:

                                        BY: /s/ Illegible
                                            ------------------------------------
                                        TITLE: President
                                        DATE: 12/14/04

                                        DISTRIBUTOR: BIG GEYSER, INC.

                                        BY: /s/ Illegible
                                            ------------------------------------
                                        TITLE: COO
                                        DATE: 12/22/04

                                                                 INITIALS /s/ LH
                                                                          ------

                                   SCHEDULE A

                                    TERRITORY

MANHATTAN (NEW YORK)

BROOKLYN (KINGS)

QUEENS

STATEN ISLAND (RICHMOND)

BRONX

NASSAU

SUFFOLK

                                                                 INITIALS /s/ LH
                                                                          ------

                                   SCHEDULE B

                        TRADEMARKS AND SCHEDULE OF PRICES

JANA NATURAL EUROPEAN ARTESIAN WATER

[****]  [****] per case (24 bottles per case)

[****]  [****] per case (12 bottles per case)

[****]  [****] per case (12 bottles per case)

JANA SKINNY WATER

[****]  [****] per case (24 bottles per case)

[****]  [****] per case (12 bottles per case)

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

SCHEDULE C

            PROMOTIONS, POINT OF SALE MATERIALS, SAMPLES AND SERVICES

     After any initial sixty (60) day introductory period, SUPPLIER will [****]
all Product samples used BY DISTRIBUTOR in the Territory, at DISTRIBUTOR'S
[****] SUPPLIER shall [****] of Discount and Incentive programs [****]. SUPPLIER will [****] of all promotional merchandise including wearables, such items to be valued at SUPPLIER'S actual costs.

     All paper point-of-sale and promotional materials produced by SUPPLIER shall be made available to DISTRIBUTOR at [****].

     SUPPLIER'S marketing activity, which includes incentive programs, local event participation, promotional merchandise, samples, advertising or special promotional programs, will be the subject of separate agreements between
SUPPLIER and DISTRIBUTOR made from time to time. 5 Grand prizes will be offered every 6 months to the top selling salespeople. Prizes will include
[****] other merchandise

     DISTRIBUTOR shall provide no less a service to its customers who purchase the Products than it does for other products which it sells and shall maintain an appropriate sales force, delivery system and take other appropriate measures to increase sales and distribution of the Products in the Territory.

     Reimbursement by SUPPLIER for agreed promotional expenses will be made within thirty (30) days from receipt of properly documented requests for payment from DISTRIBUTOR. Failure to pay within these terms will constitute a breach of this Agreement.

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                 INITIALS /s/ LH
                                                                          ------

                                   SCHEDULE D

                  OTHER COMMITMENTS BY DISTRIBUTOR AND SUPPLIER

     1. COLD DRINK EQUIPMENT COMMITMENT - In the event SUPPLIER a purchases any refrigeration equipment for promotional purposes, said equipment shall become and remain the sole property of the SUPPLIER.

     2. PROMOTION - Promotional allowance, by SUPPLIER, for local promotions must be at least buy [****] free case over a period defined by SUPPLIER.
SUPPLIER will co-op all local promotions.

     3. PALLETS- Either at no charge or with return policy.

     4. BREAKAGE ALLOWANCE - An allowance of [****] per trailer will be given to
SUPPLIER to offset small individual claims for routine breakage and damage to
Products. Unsaleable products received from SUPPLIER may be returned to SUPPLIER for credit.

     5. MANPOWER - SUPPLIER agrees to maintain, in DISTRIBUTOR'S territory, at least [****] ____ ____ full-time sales persons to assist in the sale of the products.

     6. SUPPLIER will implement a [****] program that will provide [****]
Creative Enterprises International (CEII) [****] per each case sold, excluding any and all free promotional cases to all drivers/salespersons. An additional bonus [****] CEII will be provided to each area manager for each paid case sold within their respective territories.

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                   SCHEDULE E

                            MANUFACTURER ENDORSEMENT

[JAMNICA LOGO]
_________

To whom it may concern,

Jamnica d.d recognizes the contract between Creative Enterprises International
Inc. and Big Geyser Inc. and that all terms of the agreement between Creative
Enterprises International Inc. and Jamnica d.d will apply to the agreement between Creative Enterprises International Inc. and Big Geyser.

If Jamnica d.d terminates its agreement with Creative Enterprises International
Inc. for any reason, Jamnica d.d will honor the exclusivity for the parts of the
New York Territory for the ____ of Jamnica product under the terms and conditions that will be separately agreed between Jamnica d.d and Big Geyser.

                                                           /s/ Illegible
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Ivica Sertic CEO

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